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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (file No. 333-24767) of PMC Commercial Trust of our reports dated March 7, 2002 relating to the consolidated financial statements and the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Dallas, Texas
March 28, 2002